24(b)(13)

                                POWER OF ATTORNEY

     I, John D. DesPrez III, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ John D. DesPrez III                 Director   1/21, 2010
-------------------------------------
John D. DesPrez III

                               POWER OF ATTORNEY

     I, Thomas Borshoff, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ Thomas Borshoff                     Director   January 25, 2010
-------------------------------------
Thomas Borshoff

                               POWER OF ATTORNEY

     I, James R. Boyle, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ James R. Boyle                      Director   January 29, 2010
-------------------------------------
James R. Boyle

                               POWER OF ATTORNEY

     I, Ruth Ann Fleming, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ Ruth Ann Fleming                    Director   1/22, 2010
-------------------------------------
Ruth Ann Fleming

                               POWER OF ATTORNEY

     I, James D. Gallagher, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ James D. Gallagher                  Director   January 29, 2010
-------------------------------------
James D. Gallagher

                               POWER OF ATTORNEY

     I, Scott S. Hartz, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ Scott S. Hartz                      Director   January 24, 2010
-------------------------------------
Scott S. Hartz

                               POWER OF ATTORNEY

     I, Rex Schlaybaugh, Jr., in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ Rex Schlaybaugh, Jr.                Director   January 29, 2010
-------------------------------------
Rex Schlaybaugh, Jr.

                               POWER OF ATTORNEY

     I, John G. Vrysen, in my capacity as a Director of John Hancock Life Insurance Company (U.S.A.) (the "Company"), do hereby constitute and appoint John D. DesPrez III, Lynne Patterson, Emanuel Alves, John J. Danello, Arnold R. Bergman, Thomas J. Loftus and James C. Hoodlet or any of them individually, my true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements listed below filed with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933 and the Investment Company Act of 1940, and any and all amendments to the Registration Statements listed below filed with the SEC, and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof.

     Variable Annuity Registration Statement filed under the Securities Act of 1933: 333-________________
     (a modified single purchase payment individual deferred variable annuity)

     Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

     This Power of Attorney is intended to supersede any and all prior Power of Attorneys in connection with the above mentioned acts, and is effective January 29, 2010 and remains in effect until revoked or revised.

SIGNATURE                                 TITLE    DATE
---------                               --------   ----


/s/ John G. Vrysen                      Director   JAN 22, 2010
-------------------------------------
John G. Vrysen